EXHIBIT 4.29
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                            SECOND AMENDING AGREEMENT
                           TO THE EMPLOYMENT AGREEMENT


This Second Amending Agreement dated as of September 1, 2002, is entered into by and between EXFO Electro-Optical Engineering Inc., a corporation having its principal place of business at 465 Godin Avenue, Vanier, Quebec, G1M 3G7, Canada (the "Corporation") and Bruce Bonini (the "Employee").


WHEREAS the Corporation and the Employee entered into an Employment Agreement dated September 1, 2000 providing for the terms of employment of the Employee which was amended by a First Amending Agreement dated September 1, 2001 (collectively, the "Agreement");

WHEREAS the parties hereto have agreed to amend the Agreement to modify certain terms of employment;

THEREFORE the parties agree as follows:

1.       AMENDMENTS

         Schedule A and Schedule D to the Agreement are each hereby replaced in their entirety with the Schedule A and the Schedule D attached hereto and forming an integral part hereof.


2.       MISCELLANEOUS

         2.1 In all respects, except for those changes required to give meaning and effect to the amendments provided for in the foregoing sections hereof, the Agreement, as amended hereby, remains in full force and effect, is hereby ratified and confirmed in all respects, and is binding upon the parties hereto. The Agreement constitutes the whole and entire agreement between the parties hereto with respect to the subject matter thereof and cancels and supersedes any prior written agreements, declarations, commitments, representations and undertakings, written or oral, in respect thereof.

         2.2 This Second Amending Agreement shall be construed in accordance with and governed for all purposes by the laws applicable in the state of Texas U.S.A. Service of process in any dispute shall be effective (a) upon the Corporation, if service is made on any officer of the Corporation other than the Employee; (b) upon the Employee, if served at Employee's residence last known to the Corporation with an information copy to the


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                  Employee at any other residence, or care of a subsequent
                  employer, of which the Corporation may be aware.

         2.3 This Agreement has been written in English at the express request of the parties. Cette entente a ete redigee en anglais a demande expresse des parties.


IN WITNESS WHEREOF, the parties hereto have executed this Agreement.



EXFO ELECTRO-OPTICAL
ENGINEERING INC.



BY: /s/ GERMAIN LAMONDE                         /s/ BRUCE BONINI
    -------------------                         ----------------
        GERMAIN LAMONDE                             BRUCE BONINI


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                            SECOND AMENDING AGREEMENT
                            -------------------------
                           TO THE EMPLOYMENT AGREEMENT
                           ---------------------------

                                  BRUCE BONINI
                                  ------------

                                   SCHEDULE A
                                   ----------

                      REMUNERATION, VACATION, PLACE OF WORK
                      -------------------------------------

1.       REMUNERATION

         From September 1, 2002 to August 31, 2003:

         (i)      Base salary of US$150,000 per annum.

         (ii) Commission on Total Billings (as defined in Schedule D, attached hereto):

                  During the period from September 1, 2002 to October 31, 2002, commissions will be payable to Employee on a monthly basis in amounts equal to the following percentages of Total Billings made in North America by all companies in the Corporation's group of companies as of September 1, 2002, but excluding EXFO Gnubi Products Group Inc., EXFO Burleigh Life Science products and EXFO Photonics X-Cite products:

                    For Total Billings from US$0 to US$38,400,000 - 0.2266% of the Total Billings figure is payable;

                    For Total Billings exceeding US$38,400,000 and up to US$51,200,000 - 0.4531% of the Total Billings figure is payable; and

                    For Total Billings exceeding US$51,200,000 - 0.6797% of the Total Billings figure is payable.

                  During the period from November 1, 2002 to August 31, 2003, commissions will be payable to Employee on a monthly basis in amounts equal to the following percentages of Total Billings made in North America by all companies in the Corporation's group of companies as of September 1, 2002, but excluding EXFO Gnubi Products Group Inc., EXFO Burleigh Life Science products and EXFO Photonics non-photonics and X-Cite products (collectively, the "Defined Exceptions"):

                    For Total Billings from US$0 to US$32,690,000 - 0.2661% of the Total Billings figure is payable;

                    For Total Billings exceeding US$32,690,000 and up to US$46,700,000 - 0.4140% of the Total Billings figure is payable; and


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                    For Total Billings exceeding US$46,700,000 - 0.6210% of the
                    Total Billings figure is payable.

                  It is noted that the rule of 60% of commission remuneration for 70% of Total Billings (1st level) will continue to be used by the parties for future financial years.

         (iii) Quarterly bonus: After the end of each of the Corporation's financial quarters, the Employee shall be paid a bonus of US$2,500 if the following Total Billings objectives by the North American Sales department for each such quarter are attained for sales of products of all companies in the Corporation's group of companies as of September 1, 2002, but excluding the Defined Exceptions:

                  1st Quarter: US$9,800,000     3rd Quarter: US$12,550,000
                  2nd Quarter: US$10,100,000    4th Quarter: US$14,750,000.

                  In the event the annual Total Billings objective for the North American Sales department of US$47,200,000 (based on all companies in the Corporation's group of companies as of September 1, 2002, but excluding the Defined Exceptions) (the "Annual Objective") is attained, notwithstanding the non-attainment of some of the above-noted quarterly objectives, the Employee shall be paid a bonus for the year totalling US$10,000, taking into account any quarterly payments that may have been made for attainment of the quarterly objectives.

         (iv) Margin Improvement Bonus: A bonus of US$4,000 shall be paid to Employee upon evaluation by Employee's superior that, during the financial year ending on August 31, 2003, he attained the objective of implementing strategies and controls to increase the margin of the products of the Corporate Companies on sales in North America by: (i) defining and commencing the implementation of a plan to improve the cost per order dollar ("CPOD") over that of the financial year ended August 31, 2002 and to attain 10% CPOD annual improvement until 2005; (ii) maintaining or decreasing the average discount rate as compared to the level of the financial year ended August 31, 2002 and defining and implementing a price increase plan for future years; and (iii) attaining a growth rate of sales of Category A Products (as defined in Schedule D) superior to the average sales growth rate for all products.

         (v) Demo Management Bonus: A bonus of US$2,000 shall be paid to Employee upon evaluation by Employee's superior that, during the financial year ending on August 31, 2003, he attained the objective of improving demo management by: (i) reducing demo levels on North American Sales territory to less than US$3,000,000 book value (i.e. less than 6% of Total Billings


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                  objective); and (ii) reducing demo losses to less than
                  US$30,000 book value (i.e. less than 1% of demo pool).

         (vi) Opportunity Bonus: A bonus of US$2,000 shall be paid to Employee upon evaluation by Employee's superior that, during the financial year ending on August 31, 2003, he attained the following objectives: (i) reducing to less than 5% opportunities with "no closing date" or "passed closing date"; and (ii) successful and efficient deployment of Lost Business Report and use thereof by North American sales team, commencing upon availability of such tool.

         (vii) Support Bonus: A bonus of US$2,000 shall be paid to Employee upon evaluation by the Vice President of EXFO Gnubi Products Group Inc. that, during the financial year ending on August 31, 2003, the North American sales team has adequately supported the sales efforts and activities relating to EXFO Gnubi products.

         (viii) The Employee shall receive a monthly car expense allowance of US$700.00.

         (ix) The provisions governing the payment of commission and the reimbursement of expenses are set forth in Schedule D attached hereto.

         (x) An annual review of remuneration shall occur on or about September 1, 2003.


2.       PLACE OF WORK

         The Employee shall exercise his functions out of the office of EXFO America Inc. located in Richardson, Texas, U.S.A.


3.       VACATION

         Four (4) weeks of paid vacation annually.


4.       DEFINITIONS

         For the purposes of this Agreement, the meaning of the term "Corporation" shall be deemed to include EXFO America Inc.


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                            SECOND AMENDING AGREEMENT
                            -------------------------
                           TO THE EMPLOYMENT AGREEMENT
                           ---------------------------

                                  BRUCE BONINI
                                  ------------

                                   SCHEDULE D
                                   ----------

             TERMS RELATING TO THE PAYMENT OF COMMISSION AND BONUSES


1. DEFINITIONS - For the purposes of the Agreement, the following terms shall have the meanings set forth hereinbelow:

         "Billings" shall mean the amount, based on the Net Invoice Price, invoiced to a customer for an Order.

         "Net Invoice Price" shall mean the total price at which an Order is invoiced to the customer including any increase or decrease in the amount of the Order, but excluding commissions payable to distributors, shipping costs, mailing costs, taxes, custom duties, transportation, insurance, duties and any allowances or discounts granted to the customer by EXFO.

         "Order" shall mean any commitment received from the defined territory to purchase products that EXFO is in a position to manufacture or that is subject to split commission in accordance with Section 3 of this Attachment D.

         "Category A Products" shall mean the following products: FTB-400 Universal Test System; FTB-5800 Chromatic Dispersion Analyzer; FTB-5500 PMD Analyzer; IQS Intelligent Test System; OWA-9500 Optical Waveguide Analyzer; IQS-12001B Cable Assembly Test System.

         "Total Billings" shall mean the total amount of Billings invoiced in any defined territory or credited to Employee pursuant to a commission split for any specified period.


2.       COMPUTATION AND PAYMENT OF COMMISSION AND BONUSES

         2.1 All quarterly bonuses are payable at the end of the month following the end of the quarter in which the applicable bonus was earned and annual bonuses are payable within 60 days of the end of the financial year.

         2.2 At the time of payment of commission to Employee, the Employer will provide to Employee a monthly commission statement showing


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                  commissions and bonuses earned during the month, or the
                  quarter as applicable, with invoice numbers, copy of invoices and customer names.

         2.3 Commission and bonuses are not payable on amounts received in payment for compliance testing, repairs and reworks, research and development, engineering, special tooling and non-recurring start-up costs.

         2.4 The following amounts shall be deducted from any amounts of commission and bonuses due to Employee:

                  (i) an amount equal to commissions or bonuses previously paid or credited relating to products which have since been returned by the customer or on allowances credited to the customer for any reason by EXFO; and

                  (ii) an amount equal to commission previously paid or credited on a sale for which EXFO shall not have been fully paid by the customer whether by reason of the customer's bankruptcy, insolvency, or any other reason which EXFO considers, in its sole judgement to have rendered the account uncollectible. If EXFO eventually collects any such uncollectible accounts, the Employer shall pay Employee the percentage of commission applicable at the time of the original sale upon the net proceeds of such collection.

         2.5 In the case of the termination of the Agreement, the Employer may withhold payment of commission and bonuses in accordance with the terms set forth in Section 5 of this Attachment D.


3.       COMMISSION SPLIT

         3.1 When engineering processes, the execution or shipping of an Order involves both territories not part of the territory covered by the North American Sales department and the territory covered by the North American Sales department, unless otherwise agreed by the affected parties, EXFO will split the amount of the Billing accounted for in the Total Billings between the territories involved as follows, with the exception of Billings credited to the NSP U.S.A. team:

                  (i) 40% of the amount of the Billing shall be credited to the department in whose territory the product is engineered or specifications were prepared;

                  (ii) 40% of the amount of the Billing shall be credited to the department to whose territory the product is shipped;


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                  (iii)    20% of the amount of the Billing shall be credited to
                           the department in whose territory the Order is executed.

         3.2 In the event the Billing is credited to the NSP U.S.A. team, unless otherwise agreed by the affected parties, EXFO will split the amount of the Billing accounted for in the Total Billings between the territories involved as follows:

                  (i) For the Category A companies listed below, 50% of the amount of the Billing shall be credited to the department in whose territory the end-user is located and 50% of the amount of the Billing shall be credited to the department in whose territory the product is engineered or the specifications were prepared. This category is used for companies who have a highly centralized standardization selection process.

                  (ii) For the Category B companies listed below, 70% of the amount of the Billing shall be credited to the department in whose territory the end-user is located and 30% of the amount of the Billing shall be credited to the department in whose territory the product is engineered or the specifications were prepared. This category is used for companies with a semi-diverse standardization selection process.

                  (iii) For the Category C companies listed below, 100% of the amount of the Billing shall be credited to the department in whose territory the end-user is located. This category is used for companies who have a very diverse and multi-location standardization selection process.

         -----------------------------------------------------------------------
         Category A                     Category B              Category C
         -----------------------------------------------------------------------
         AT&T Long Distance             QWEST                   SBC
         -----------------------------------------------------------------------
         AT&T Local Services            WorldCom/MCI            Verizon
         -----------------------------------------------------------------------
         Sprint Long Distance           Time Warner Telecom     Cox Cable
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         Dominion                                               GSA
         -----------------------------------------------------------------------
                                                                BellSouth
         -----------------------------------------------------------------------


         3.3 EXFO will make the determination as to commission splits and advise the interested parties, usually at the time the Order is accepted by EXFO. The amount payable as commission in such a case shall never exceed the amount of commission which would have been payable if only one territory had been involved.


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4.       ACCEPTANCE OF ORDERS - The following conditions shall be fulfilled before acceptance by EXFO of an Order: (i) all Orders shall be confirmed to EXFO by the purchaser/buyer with a purchase order number,
         (ii) EXFO shall have received confirmation of the "ship to" and "bill to" addresses and the telephone number of the purchaser/buyer and of the end user, (iii) an authorized representative of EXFO shall have accepted the Order, and (iv) the credit department of EXFO Electro-Optical Engineering Inc. shall have accepted the Order.


5. PAYMENT OF COMMISSION AND BONUSES AND ADMISSIBLE BUSINESS EXPENSES IN CASE OF TERMINATION - In the event of the termination of the Agreement, payment of commission and bonuses and reimbursement of Admissible Business Expenses will be made by Employer as follows:

         5.1 Commission and bonuses: any commission and bonuses that may still be payable at the date of termination shall be withheld by Employer until the occurrence of the latest of the following events:

                  (i) all samples or demonstrators of products and all documentation and equipment, including hardware and software, belonging to EXFO that may be in the Employee's possession have been returned to EXFO;

                  (ii) the expiration of a 90 day period following the date of termination.

         5.2 Reimbursement of Admissible Business Expenses: any reimbursement of Admissible Business Expenses incurred before the date of the termination that may be payable shall be withheld by Employer until the occurrence of the latest of the following events:

                  (i) all samples or demonstrators of any EXFO products and all documentation and equipment, including hardware and software, belonging to EXFO that may be in the Employee's possession have been returned to EXFO;

                  (ii) the expiration of a 90 day period following the date of termination.

                  It is understood that reimbursement of Admissible Business Expenses is not payable by EXFO until it has received a duly completed expense report and full supporting documents and has had a reasonable period of time to review the expense report and the supporting documents and process the reimbursement.


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